UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 25, 2017

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

814-00188	04-3291176
(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

On January 25, 2017, as a result of the final resolution between Freshstart Venture Capital Corp. (“Freshstart”), a wholly-owned subsidiary of Medallion Financial Corp. (the “Company”), by the U.S. Small Business Administration (“SBA”) of the matter that was previously disclosed in the Company’s Form 10-Q for the quarter ended September 30, 2016 and the Company’s Form 10-K for the year ended December 31, 2015, SBA restructured Freshstart’s debentures with SBA totaling $33,485,000 in principal into a new loan by SBA to Freshstart in the principal amount of $34,024,755.58 (the “Loan”). In connection with the Loan, on January 25, 2017, Freshstart and the Company entered into a Loan Agreement (the “Loan Agreement”) with SBA and Freshstart executed a Note (the “Note”), with an effective date of March 1, 2017, in favor of SBA, in the principal amount of $34,024,755.58. The Loan bears interest at a rate of 3.25% per annum and the maturity date of the Loan is February 1, 2020. The Loan Agreement contains covenants and events of default, including, without limitation, payment defaults, breaches of representations and warranties and covenant defaults. The overall cost of funds of the Loan is lower than the prior debentures.

The foregoing descriptions of the Loan Agreement and the Note are qualified in their entirety by reference to the Loan Agreement and the Note which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

ITEM 8.01. OTHER EVENTS.

On January 31, 2017, the Company issued a press release to the news media announcing, among other things, the Loan Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 8.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

4.1	Note, effective March 1, 2017, by Freshstart Venture Capital Corp., in favor of Small Business Administration.

10.1	Loan Agreement, effective as of January 25, 2017, by and among U.S. Small Business Administration, Freshstart Venture Capital Corp. and Medallion Financial Corp.

99.1	Press release, dated January 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall Title: Chief Financial Officer

Date: January 31, 2017

Exhibit Index

Exhibit No.	Description

4.1	Note, effective March 1, 2017, by Freshstart Venture Capital Corp., in favor of Small Business Administration.

10.1	Loan Agreement, effective as of January 25, 2017, by and among U.S. Small Business Administration, Freshstart Venture Capital Corp. and Medallion Financial Corp.

99.1	Press release, dated January 31, 2017.

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